UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025

MAPLEBEAR INC.

(Exact name of registrant as specified in its charter)
Delaware	001-41805	46-0723335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 Beale Street, Suite 600
San Francisco, California 94105
(Address of principal executive offices) (Zip code)
(888) 246-7822
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CART	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Chief Accounting Officer
On February 28, 2025, Alan Ramsay informed Maplebear Inc. (the “Company”) of his decision to resign from his position as the Company’s Chief Accounting Officer and principal accounting officer, effective as of March 10, 2025 (the “Effective Date”). Mr. Ramsay will continue to support the Company and assist with the transition of his duties through March 14, 2025.
Mr. Ramsay’s resignation is not due to any disagreement with the Company or any matter relating to the Company’s operations, policies, or practices.
Appointment of Chief Accounting Officer
On March 3, 2025, the board of directors of the Company appointed Lisa Blackwood-Kapral to serve as the Company’s Chief Accounting Officer and principal accounting officer, effective as of the Effective Date.
Ms. Blackwood-Kapral, age 57, has served as Chief Accounting Officer at Lyft, Inc., a technology-based ridesharing company, since July 2019, where she also served as Interim Chief Financial Officer from May 2023 to July 2023 and VP Finance from February 2022 to November 2022. From 2015 to 2019, Ms. Blackwood-Kapral served as Vice President, Chief Accounting Officer at Shutterfly, LLC, an e-commerce company for personalized products and custom designs, where she previously served as Vice President, Corporate Controller from 2013 to 2015. Prior to Shutterfly, Ms. Blackwood-Kapral held accounting roles of increasing responsibility at various companies. Ms. Blackwood-Kapral is a C.P.A. and holds a bachelor’s degree in Accounting from the University of Minnesota Duluth.
In connection with her appointment as the Company’s Chief Accounting Officer, Ms. Blackwood-Kapral will be eligible to receive a base salary of $425,000 per year, a restricted stock unit award covering shares of the Company’s common stock with an approximate target grant date fair value of $3,000,000, which vests as to 50% of the shares on February 15, 2026, and the remainder of the shares vest in four equal quarterly installments thereafter, subject to Ms. Blackwood-Kapral’s continued service through each such date, and a cash sign-on bonus of $75,000, which will be advanced within 30 days after Ms. Blackwood-Kapral’s commencement of employment and earned only if Ms. Blackwood-Kapral remains continuously employed with the Company for one year. Ms. Blackwood-Kapral will also participate in the Company’s Severance and Change in Control Plan (the “Severance Plan”), as further described in the section titled “Executive Compensation—Potential Payments upon Termination or Change of Control—Severance and Change in Control Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on April 17, 2024. A copy of the Severance Plan is attached as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 filed with the Commission on August 25, 2023 (File No. 333-274213) (the “IPO Registration Statement”) Ms. Blackwood-Kapral will also enter into the Company’s standard form of indemnification agreement, the form of which is attached as Exhibit 10.1 to the IPO Registration Statement.
There is no arrangement or understanding between Ms. Blackwood-Kapral and the Company or any other person pursuant to which Ms. Blackwood-Kapral was appointed as the Company’s Chief Accounting Officer that would require disclosure under Item 401(b) of Regulation S-K under the Securities Act of 1933, as amended. There is no family relationship between Ms. Blackwood-Kapral and any other person that would require disclosure under Item 401(d) of Regulation S-K. There are no transactions involving the Company and Ms. Blackwood-Kapral that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forward-looking, including without limitation statements regarding anticipated employment and compensation arrangements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions. These forward-looking statements are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include the risks described from time to time in the Company’s filings with the Commission, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Commission on February 28, 2025. You should not rely on forward-looking statements as predictions of future events. The Company has based these forward-looking statements primarily on information available to it as of the date of this Current Report on Form 8-K and its current expectations and projections about future events and trends that it believes may affect its business, financial condition, and results of operations. While the Company believes such information provides a reasonable basis for these statements, such information may be limited or incomplete. The Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements it may make. Except as required by law, the Company undertakes no obligation, and does not intend, to update these forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maplebear Inc.

Date: March 4, 2025	By:	/s/ Emily Reuter
Emily Reuter
Chief Financial Officer